UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2017

Bellicum Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36783	20-1450200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2130 W. Holcombe Blvd., Ste. 800, Houston, TX	77030
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (832) 384-1100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 14, 2017, Bellicum Pharmaceuticals, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the "Annual Meeting"). As of April 17, 2017, the record date for the Annual Meeting, 33,078,518 shares of common stock were outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below.

A total of 26,985,759 shares of the Company's common stock were present at the meeting in person or by proxy, which represents approximately 81.58% of the shares of common stock outstanding as of the record date for the Annual Meeting.

Proposal 1. Election of Directors

The Company’s stockholders elected the three persons listed below as Class III Directors, each to serve until the Company’s 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The final voting results are as follows:

Name of Director Nominee:	Votes For	Votes Withheld	Broker Non-Votes
Richard A. Fair	20,306,286	109,381	6,570,092
James M. Daly	19,577,073	838,594	6,570,092
Reid M. Huber, Ph.D.	19,289,139	1,126,528	6,570,092

Proposal 2. Approval of 2014 Equity Incentive Plan, As Amended

The Company's stockholders approved an amendment to the Company's 2014 Equity Incentive Plan, as amended (the "Plan"), to, among other things, increase the number of shares of common stock authorized for issuance under the Plan by 3,100,000 shares and eliminate the current provision in the Plan that permits the Board to reprice stock options without stockholder approval. The final voting results are as follows:

Votes For	Votes Against	Abstention	Broker Non-Votes
11,065,292	4,187,833	5,162,542	6,570,092

Proposal 3. Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection of Ernst & Young LLP by the Audit Committee of the Company's Board of Directors to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The final voting results are as follows:

Votes For	Votes Against	Abstention
25,577,768	1,153,849	254,142

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bellicum Pharmaceuticals, Inc.

Dated: June 15, 2017	By:	/s/ Ken Moseley
Senior Vice President and General Counsel